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Exhibit 10.42

AMENDMENT TO EMPLOYMENT AGREEMENT

    This amendment ("Amendment") is made by and between Richard E. Kristensen ("Employee") and Tier Technologies, Inc. ("Tier"), collectively referred to as the "Parties," and amends the Employment Agreement between the Parties dated March 1, 2000 ("Agreement"). The Amendment is effective as of May 1, 2001.

RECITALS

    WHEREAS, the Parties agree that it is in their mutual best interests to modify certain provisions of the Agreement;

    WHEREAS, the Parties further agree that such modifications benefit their mutual interests in the Continuing Business (as defined below);

    NOW, THEREFORE, in consideration of the promises contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:

    1.  Modification to Salary.  Paragraph 2.1 of the Agreement is hereby modified as follows: effective May 1, 2001 Employee's base salary shall be one hundred fifty thousand dollars ($150,000) per year, payable semi-monthly in arrears in accordance with Tier's regular payroll practices.

    2.  Additional Terms.  In the event Employee is terminated from employment for reasons other than Cause (as defined in the Agreement), Employee shall be entitled to a severance payment in the amount of two hundred seventy-five thousand dollars ($275,000), such amount to be reduced by twelve thousand five hundred dollars ($12,500) for each month Employee remains employed by Tier, commencing May 1, 2001. This severance payment shall be in addition to any other provisions in the Agreement.

    3.  Other Provisions.  All other provisions of the Agreement remain in effect.

    4.  Continuing Business.  Continuing Business is defined as the activities of Tier arising out of the management consulting business of The SCA Group, Inc., ("Seller"), as more fully defined in the Agreement for Purchase and Sale of Assets between Seller and Tier dated as of March 9, 2000.

[signature page follows]

    IN WITNESS WHEREOF, the Parties hereto have executed this Amendment as of May 1, 2001.

Tier Technologies, Inc.
By:	/s/ James Bildner
Its:	CEO
1350 Treat Blvd., Suite 250 Walnut Creek, CA 94596
/s/ Richard E. Kristensen Richard E. Kristensen 1021 Diamond Head Way Palm Beach Gardens, FL 33418

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  Exhibit 10.42
AMENDMENT TO EMPLOYMENT AGREEMENT
RECITALS
[signature page follows]